Marketfield Fund Trading Symbol: MFLDX Summary Prospectus April 30, 2011 www.marketfield.com

Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated April 30, 2011 are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.marketfield.com/mktfldforms.htm.  You can also get this information at no cost by calling (212) 514-2357 or by sending an email request to enicoll@marketfield.com.

Investment Objective.  The investment objective of Marketfield Fund (the “Fund”) is capital appreciation and income.  Effective June 29, 2011, the Fund’s investment objective will be capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.40%
Other Expenses		0.95%
Dividends and Interest Expense on Short Positions	0.66%
Income Tax Expenses	0.05%
Remainder of Other Expenses	0.24%
Acquired Fund Fees and Expenses		0.08%
Total Annual Fund Operating Expenses(1)		2.43%
Expense Recoupment by Adviser		0.11%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Recoupment by Adviser(2)		2.54%

(1)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus, because acquired fund fees and expenses are not included in the ratio.

(2)
Pursuant to an operating expense limitation agreement between the Fund’s investment adviser, Marketfield Asset Management, LLC (the “Adviser”) and the Fund, the Adviser has agreed to waive its management fees and/or to reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions, acquired fund fees and expenses and extraordinary or non-recurring expenses, such as litigation) do not exceed 1.75% of the Fund’s average annual net assets, at least through August 31, 2012 and for an indefinite period thereafter.  The operating expense limitation agreement may only be terminated by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, so long as the reimbursement does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the 1.75% expense limitation cap.

Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$241	$742	$1,270	$2,716

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance.  For the year ended December 31, 2010, the Fund’s portfolio turnover rate was 159.31% of the average value of its portfolio.

Principal Investment Strategies.  To achieve the Fund’s investment objective, the Adviser will allocate the Fund’s assets among investments in equity securities, fixed-income securities and other investment companies, including exchange-traded funds (“ETFs”), in proportions consistent with the Adviser’s evaluation of their expected risks and returns.  In making these allocations, the Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macroeconomic level, anticipated inflation and interest rates, consumer risk and its perception of the outlook of the capital markets as a whole.  A macroeconomic strategy focuses on broad trends and is generally distinguished from a strategy that focuses on the prospects of particular companies or issuers.  The Adviser may allocate the Fund’s investments between equity and fixed-income securities at its discretion, without limitation.

The Fund’s investments in fixed-income securities normally consist of investment grade corporate bonds and debentures, mortgage-backed and asset-backed securities, United States Treasury obligations, municipal securities, obligations issued by the U.S. Government and its agencies or instrumentalities and convertible securities.  The Fund may also invest in zero-coupon bonds, without limitation.  In addition, the Fund may invest up to 30% of its net assets in high-yield fixed-income securities commonly referred to as “junk bonds.”  The fixed-income securities in which the Fund invests may have maturities of any length and may have variable and floating interest rates.

The Fund’s equity securities investments may include common and preferred stocks of U.S. companies of any size.  In addition, the Fund may invest up to 50% of its net assets in equity or fixed-income options, futures contracts and convertible securities and may invest up to 30% of its net assets in swap agreements.  Additionally, with respect to 50% of the Fund’s net assets, the Fund may engage in short sales of index-related and other equity securities to reduce its equity exposure or to profit from an anticipated decline in the price of the securities sold short.

The Fund may invest up to 50% of its net assets in equity securities of foreign companies of any size, including up to 35% of its net assets in securities issued by corporations or governments located in developing or emerging markets.  The Fund’s investments in foreign securities may include, but are not limited to, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), including up to 35% of its net assets in securities issued by corporations or governments located in developing or emerging markets.

The Fund may borrow money from banks or other financial institutions to purchase securities, which is commonly known as “leveraging,” in an amount not to exceed one-third of its total assets, as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and may also engage in securities lending to earn income.

Security selection for the Fund is driven by the Adviser’s top-down analysis of economic issues, investor sentiment and investment flows.  Once the Adviser has identified a theme that either benefits or disadvantages a specific sector or country, it seeks to implement an investment strategy that is appropriate for the Fund.  In some cases, the Adviser utilizes a sector- or country-specific ETF that offers exposure to a broad range of securities.  In other situations, the Adviser may select a single issue that is perceived to be particularly germane to a specific concern or a small group of issues with characteristics that match the goal of creating portfolio exposure to a macroeconomic theme.

Principal Risks.  In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•	Management Risk. The risk that the Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	General Market Risk. The risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the capital markets generally.

•
Equity Securities Risk.  The risk that common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Preferred stock is subject to the risk that the dividend on the stock may be changed or passed by the issuer and that participation in the growth of an issuer may be limited.

•
Convertible Securities Risk.  The risk that the market value of a convertible security will perform the same as a regular fixed-income security; that is, if market interest rates rise, the value of the convertible security falls.  In the event of a liquidation of the issuing company, holders of convertible securities would be paid after the company’s creditors but before the company’s common shareholders.  Consequently, an issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock.

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Large-Cap Company Risk.  The risk that larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

•
Micro-Cap, Small-Cap and Mid-Cap Company Risk.  The risk that the securities of micro-cap, small-cap and mid-cap companies may be more volatile and less liquid than the securities of large-cap companies.

•
Other Investment Companies Risk.  You will indirectly bear fees and expenses charged by underlying funds in addition to the Fund’s direct fees and expenses.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the underlying fund shares.

•
Exchange-Traded Funds Risk.  There are risks relating to investments in ETFs that do not apply to investments in conventional mutual funds, including that the market price of the ETF’s shares may trade at a discount to their net asset value or that an active trading market for an ETF’s shares may not develop or be maintained.

•
Fixed-Income Securities Risk.  The risk that fixed-income securities may lose value because of interest rate changes.  Fixed-income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed-income securities with shorter maturities.  There is also the risk that a bond issuer may call, or repay, its high-yielding bonds before their maturity dates.  Fixed-income securities subject to prepayment may offer less potential for gains during a declining interest-rate environment and similar or greater potential for loss in a rising interest-rate environment.  On the other hand, rising interest rates may cause prepayments of the securities to decrease, extending the life of mortgage-backed and asset-backed securities with lower payment rates.  Fixed-income securities are generally subject to credit risk, which is the risk that an issuer will not make timely payments of principal and interest.  Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy the security at a favorable price or time.

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Zero-Coupon Bond Risk.  Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income, and therefore the Fund may be required to make distributions to shareholders before the Fund receives any cash payments on its investment.

•
Foreign Securities and Currency Risk.  The risk of investments in foreign issuers involve risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate issuer information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment.  In addition, particular international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources self-sufficiency, diversification and balance of payments.  These risks may be greater in emerging markets and in less developed countries.

•
Mortgage-Backed and Asset-Backed Securities Risk.  The risk that falling interest rates could cause faster-than-expected prepayments of the obligations underlying mortgage-backed and asset-backed securities, which prepayments the Fund would have to reinvest at lower interest rates.  Rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage-backed and asset-backed securities with lower payment rates.

•
Municipal Securities Risk.  The risk that local political and economic factors may adversely affect the value and liquidity of municipal securities held by the Fund.  The value of municipal securities also may be more affected by supply and demand factors or the creditworthiness of the issuer than by market interest rates.  Repayment of municipal securities depends on the ability of the issuers or the projects backing such securities to generate taxes or revenues.

•
U.S. Government and U.S. Agency Obligations Risk.  The risk that the U.S. Government may not provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities if it is not obligated to do so.

•
Derivative Securities Risk.  The risk that the Fund’s use of derivatives will cause losses due to an unexpected effect of market movements on a derivative’s price, because the derivatives do not perform as anticipated or are not correlated with the performance of other investments or if the Fund is unable to liquidate a position because of an illiquid secondary market.

•	Swap Agreement Risk. The risk that a swap contract may not be assigned without the consent of the counterparty, which may result in losses in the event of a default or bankruptcy of the counterparty.

•
Short-Sales Risk. Short-sale strategies are riskier than long investment strategies.  The primary risk of short sales is that the Fund could incur potentially unlimited losses.  If the value of a security sold short increases, the Fund will incur a loss because it will have to purchase the security at a higher price.

•
Leverage Risk.  The risk that, because the Fund may borrow money from banks or other financial institutions to purchase securities, the Fund’s exposure to fluctuations in the prices of these securities is increased in relation to the extent of its leverage.

•
Tax Risks.  There is the risk that some Fund investment strategies, including transactions in options and futures contracts, may be subject to special and complex tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.

•	Securities Lending Risk. When the Fund engages in securities lending, the principal risk is that the other party to a securities lending agreement will default on its obligations.

•
High Portfolio Turnover Rate Risk.  The risk that a high portfolio turnover rate (100% or more) may result in increased brokerage transaction costs and the realization by the Fund, and hence the distribution to shareholders, of a greater amount of capital gains than if the Fund had a lower portfolio turnover rate.  A high turnover rate may mean that you would have a higher tax liability.

Performance.  The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.  The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.  Updated performance information is available on the Fund’s website at www.marketfield.com/mktfldforms.htm or by calling the Fund at    1-888-236-4298 (toll free).

Calendar Year Total Return as of December 31

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 15.89% for the quarter ended June 30, 2009, and the lowest quarterly return was -13.05% for the quarter ended December 31, 2008.

Average Annual Total Returns
(for the Periods Ended December 31, 2010)
			Since Inception
	1 Year	3 Year	(7/31/07)
Marketfield Fund
Return Before Taxes	14.32%	9.30%	9.30%
Return After Taxes on Distributions	14.24%	9.27%	9.27%
Return After Taxes on Distributions and Sale of Fund Shares	9.31%	7.98%	8.01%
S&P 500® Index	15.06%	-2.86%	-2.00%
(reflects no deduction for fees, expenses or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

The Adviser.  Marketfield Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager.  Michael C. Aronstein, the President and Chief Executive Officer of the Adviser, has managed the Fund since its inception in July 2007.

Purchase and Sale of Fund Shares.  You may conduct transactions by mail addressed to Marketfield Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 1-888-236-4298 (toll free), or through a broker-dealer or other financial intermediary (such as a bank) approved by the Fund (an “Authorized Intermediary”).  You may also purchase or redeem Fund shares by wire transfer.  Purchases and redemptions by telephone are permitted if you have previously established these options for your account.  Investors who wish to purchase or redeem Fund shares through an Authorized Intermediary should contact the Authorized Intermediary directly.  The minimum initial investment is $2,500.  The minimum investment for subsequent investments is $100.

Tax Information.  The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Authorized Intermediaries.  If you purchase Fund shares through an Authorized Intermediary, the Fund and its related companies may compensate the Authorized Intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the Authorized Intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your Authorized Intermediary’s website for more information.